                                                                  EXHIBIT 99.19

                          UNITED STATES BANKRUPTCY COURT
                          NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.          CASE NO: 97-58435 MM

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)


                            SUMMARY OF FINANCIAL STATUS

MONTH ENDED   October, 1997
             ---------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                           END OF         END OF         AS OF
                                                          CURRENT          PRIOR       PETITION
                                                           MONTH           MONTH        FILING
                                                           -----           -----        ------
2. ASSET/LIABILITY SUMMARY
     Current Assets (Market Value)                        $219,677                     $245,867
                                                        ----------      ---------    ----------
     Total Assets (Market Value)                        $5,639,795                   $5,665,985
                                                        ----------      ---------    ----------
     Current Liabilities                                        $0                           $0
                                                        ----------      ---------    ----------
     Total Liabilities                                  $5,467,035                   $5,467,035
                                                        ----------      ---------    ----------

                                                                                       PETITION
                                                          CURRENT          PRIOR        DATE TO
                                                           MONTH           MONTH       MONTH END
                                                           -----           -----       --------
3. STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
     a.  Total Receipts                                     $1,859
                                                        ----------      ---------    ----------
     b.  Total Disbursements                                $2,296
                                                        ----------      ---------    ----------
     c.  Excess (Deficiency) of Receipts Over
         Disbursements (a - b)                               ($437)            $0             $0
                                                        ----------      ---------    ----------
                                                                                     ----------
     d.  Cash Balance Beginning of Month                   $16,481
                                                        ----------      ---------
     e.  Cash Balance End of Month (c + d)                 $16,044             $0
                                                        ----------      ---------
                                                        ----------      ---------

                                                        RECEIVABLES                 LIABILITIES
                                                        -----------                 -----------
4. POST-PETITION LIABILITIES & RECEIVABLES
     Balance at End of Previous Month                      $75,156                           $0
                                                        ----------                   ----------
     Balance at End of Current Month                       $75,156                           $0
                                                        ----------                   ----------

5. PAST DUE POST-PETITION LIABILITIES
     Balance at End of Previous Month (over 30 days)            $0
                                                        ----------
     Balance at End of Current Month (over 30 days)             $0
                                                        ----------

                                                                           YES             NO

6. Are all federal, state, and local taxes current?
   (if no, attach schedule of unpaid items)                             X
                                                                        ---------    ----------

7. Have any payments been made to pre-petition
   creditors, other than payments in the normal
   course to secured creditors or lessors? (if yes,
   attach listing including date of payment,
   amount of payment and name of payee)                                              X
                                                                        ---------    ----------

8. Have any payments been made to officers, insiders,
   shareholders, relatives? (if yes, attach listing
   including date of payment, amount and reason
   for payment, and name of payee)                                                   X
                                                                        ---------    ----------

9. Have any payments been made to professionals?
   (if yes, attach listing including date of
   payment, amount of payment and name of payee)
                                                                                     X
                                                                        ---------    ----------

10. If you answered yes to line 7,8, or 9, were all
    such payments approved by the court?
                                                                        ---------    ----------

11. Is the estate insured for replacement cost of
    assets and for general liability?                                                X
                                                                        ---------    ----------

12. Are U.S. Trustee quarterly fees current?                            X
                                                                        ---------    ----------


    I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


 Date:   November 19, 1997                      /s/ illegible
       ----------------------------             -----------------------------
                                                Responsible Individual

                                BALANCE SHEET
                           (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED      October
                                             -------------

                                  ($______)

  ASSETS


                                                                        FROM SCHEDULES              MARKET VALUE
                                                                        --------------              ------------
 CURRENT ASSETS
1  Cash and cash equivalents - unrestricted                                                             $16,044
                                                                                                    ------------
2  Cash and cash equivalents - restricted                                                                    $0
                                                                                                    ------------
3  Accounts receivable (net)                                                    A                       $75,156
                                                                                                    ------------
4  Inventory                                                                    B                       $68,271
                                                                                                    ------------
5  Prepaid expenses                                                                                     $53,173
                                                                                                    ------------
6  Other:   Cash-trust account                                                                           $7,033
          __________________________________________                                                ------------

7  _________________________________________________

8     TOTAL CURRENT ASSETS                                                                             $219,677
                                                                                                    ------------


   PROPERTY AND EQUIPMENT (MARKET VALUE)
9  Real property                                                                C                            $0
                                                                                                    ------------
10 Machinery and equipment                                                      D                            $0
                                                                                                    ------------
11 Furniture and fixtures                                                       D                        $7,500
                                                                                                    ------------
12 Office equipment                                                             D                            $0
                                                                                                    ------------
13 Leasehold improvements                                                       D                            $0
                                                                                                    ------------
14 Vehicles                                                                     D                            $0
                                                                                                    ------------

15 Other: __________________________________________                            D                   ------------

16 _________________________________________________                            D                   ------------

17 _________________________________________________                            D                   ------------

18 _________________________________________________                            D                   ------------

19 _________________________________________________                            D                   ------------

20    TOTAL PROPERTY AND EQUIPMENT                                                                       $7,500
                                                                                                    ------------

   OTHER ASSETS
21 Notes receivable-net of allowances                                                                $5,000,000
   --------------------------------------------------                                               ------------

22 Investment-NST                                                                                      $300,000
   --------------------------------------------------                                               ------------
23 Investment-subs                                                                                     $112,618
   --------------------------------------------------                                               ------------
24 Accounts receivable-intercompany net of allowances                                                        $0
   --------------------------------------------------                                               ------------

25    TOTAL OTHER ASSETS                                                                             $5,412,618
                                                                                                    ------------

26    TOTAL ASSETS                                                                                   $5,639,795
                                                                                                    ------------


  NOTE:
    Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. Estimated based on experience
                                       ---------------------------------------
    --------------------------------------------------------------------------
    --------------------------------------------------------------------------
    --------------------------------------------------------------------------
    --------------------------------------------------------------------------

                                  LIABILITIES AND EQUITY
                                 (GENERAL BUSINESS CASE)

                                      ($________)



 LIABILITIES                                                             FROM SCHEDULES
                                                                         --------------
  POST-PETITION

   CURRENT LIABILITIES
27 Salaries and wages
                                                                                                    ------------
28 Payroll taxes
                                                                                                    ------------
29 Real and personal property taxes
                                                                                                    ------------
30 Income taxes
                                                                                                    ------------
31 Notes payable (short term)
                                                                                                    ------------
32 Accounts payable (trade)                                                    A                             $0
                                                                                                    ------------
33 Real property lease arrearage
                                                                                                    ------------
34 Personal property lease arrearage
                                                                                                    ------------
35 Accrued professional fees
                                                                                                    ------------
36 Current portion of long-term debt (due within 12 months)
                                                                                                    ------------
37 Other: _________________________________________________                                         ------------

38   ________________________________________________________                                       ------------

39   ________________________________________________________                                       ------------


40   TOTAL CURRENT LIABILITIES                                                                               $0
                                                                                                    ------------

41 LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                    ------------

42   TOTAL POST-PETITION LIABILITIES                                                                         $0
                                                                                                    ------------

   PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43 Secured claims                                                              E                       $100,000
                                                                                                    ------------
44 Priority unsecured claims                                                   E                       $101,776
                                                                                                    ------------
45 General unsecured claims                                                    E                     $5,265,259
                                                                                                    ------------

46 TOTAL PRE-PETITION LIABILITIES                                                                    $5,467,035
                                                                                                    ------------

47 TOTAL LIABILITIES                                                                                 $5,467,035
                                                                                                    ------------

  EQUITY (DEFICIT)

48   Preferred Stock                                                                                    $80,000
     -----------------------------------------------------------                                    ------------
49   Common Stock                                                                                       $28,846
     -----------------------------------------------------------                                    ------------
50   Additional Paid-In Capital                                                                     $18,461,441
     -----------------------------------------------------------                                    ------------
51   Accumulated Deficit                                                                           ($18,362,784)
     -----------------------------------------------------------                                    ------------
52 Market value adjustment                                                                             ($34,743)
                                                                                                    ------------
53   TOTAL EQUITY (DEFICIT)                                                                            $172,760
                                                                                                    ------------


54   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                          $5,639,795
                                                                                                    ------------
                                                                                                    ------------

                                                  SCHEDULES
                                            (GENERAL BUSINESS CASE)

                                                  ($______)

                                                 SCHEDULE A
                                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                              ACCOUNTS          ACCOUNTS PAYABLE         PAST DUE
                                                             RECEIVABLE          [POST PETITION]      POST PETITION DEBT
                                                           ---------------      -----------------     ------------------
  Receivables and Payables Ageings
    0 -30 Days                                                 $75,156
                                                           ---------------      -----------------  /
    31-60 Days                                                                                     /
                                                           ---------------      -----------------  /
    61-90 Days                                                                                     /                 $0
                                                           ---------------      -----------------  /  ------------------
    91+ Days                                                                                       /
                                                           ---------------      -----------------  /
    Total accounts receivable/payable                          $75,156                        $0
                                                           ---------------      -----------------
    Allowance for doubtful accounts                                             -----------------
                                                           ---------------
    Accounts receivable (net)                                  $75,156
                                                           ---------------
                                                           ---------------

                                                 SCHEDULE B
                                         INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
                                    INVENTORY(IES)              Inventory Beginning of Month                $68,271
                                     BALANCE AT                                                       ---------------
                                    END OF MONTH
                                    ------------                Add -
  Retail/Restaurants -                                             Net purchases                      ---------------
    Product for resale              ------------                   Direct labor                       ---------------
                                                                   Manufacturing overhead             ---------------
  Distribution -                                                   Freight in                         ---------------
    Product for resale              -------------                  Other:
                                                                   ----------------------------       ---------------
  Manufacturer -                                                   ----------------------------       ---------------
    Raw materials                      $68,271
                                    -------------
    Work-in-progress                -------------               Less -
    Finished goods                  -------------                  Inventory End of Month                   $68,271
                                                                                                      ---------------
                                                                   Shrinkage                          ---------------
  Other -                           -------------                  Personal Use                       ---------------
   Explain _____________________
   _____________________________                                Cost of Goods Sold                               $0
                                                                                                      ---------------
                                                                                                      ---------------

      TOTAL                            $68,271
                                    -------------
                                    -------------


METHOD OF INVENTORY CONTROL                                     INVENTORY VALUATION METHODS
---------------------------                                     ---------------------------

  Do you have a functioning perpetual inventory system?         Indicate by a checkmark method of
                                                                inventory valuation used.
                Yes         No    X
                    ------     ------

  How often do you take a complete physical inventory?          Valuation methods -
                                                                   FIFO cost
                                                                                           --------------
   Weekly                                                          LIFO cost
                     ---                                                                   --------------
   Monthly                                                         Lower of cost or
                     ---                                             market                    X
   Quarterly                                                                               --------------
                     ---
   Semi-annually                                                   Retail method
                     ---                                                                   --------------
   Annually           X                                            Other -
                     ---                                                                   --------------
  Date of last physical inventory was       Unknown                Explain
                                        ------------------         ______________________________________
  Date of next physical inventory is        N/A                    ______________________________________
                                        -------------------

                                                   SCHEDULE C
                                                  REAL PROPERTY

   DESCRIPTION                                                                          COST          MARKET VALUE
   -----------                                                                          ----          ------------
   None
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
       TOTAL                                                                                  $0               $0
                                                                                     ------------     ------------
                                                                                     ------------     ------------

                                                   SCHEDULE D
                                            OTHER DEPRECIABLE ASSETS

   DESCRIPTION                                                                          COST          MARKET VALUE
   -----------                                                                          ----          ------------
   MACHINERY & EQUIPMENT -
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
       TOTAL                                                                                  $0               $0
                                                                                     ------------     ------------
                                                                                     ------------     ------------
   FURNITURE & FIXTURES -
                                                                                         $49,683           $7,500
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
      TOTAL                                                                              $49,683           $7,500
                                                                                     ------------     ------------
                                                                                     ------------     ------------

   OFFICE EQUIPMENT -
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
       TOTAL                                                                                  $0               $0
                                                                                     ------------     ------------
                                                                                     ------------     ------------

   LEASEHOLD IMPROVEMENTS -
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
       TOTAL                                                                                  $0               $0
                                                                                     ------------     ------------
                                                                                     ------------     ------------

   VEHICLES -
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
   ----------------------------------------------------------------------            ------------     ------------
       TOTAL                                                                                  $0               $0
                                                                                     ------------     ------------
                                                                                     ------------     ------------


                                                    SCHEDULE E
                                              PRE-PETITION LIABILITIES

                                                                                        CLAIMED          ALLOWED
  LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                           AMOUNT          AMOUNT (b)
  -------------------------------------------                                        ------------     ------------
   Secured claims(a)                                                                    $100,000
                                                                                     ------------     ------------
   Priority claims other than taxes
                                                                                     ------------     ------------
   Priority tax claims                                                                  $101,776
                                                                                     ------------     ------------
   General unsecured claims                                                           $5,265,259
                                                                                     ------------     ------------

    (a)    List total amount of claims even if under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.



                                             SCHEDULE F
                                     RENTAL INCOME INFORMATION
                             Not Applicable to General Business Cases.

                                    STATEMENT OF OPERATIONS
                                    (GENERAL BUSINESS CASE)
                                    FOR THE MONTH ENDED    October
                                                         -------------
                                         $_______________

       CURRENT MONTH                                                                      CUMULATIVE        NEXT MONTH
-----------------------------
ACTUAL    FORECAST   VARIANCE                                                            (CASE TO DATE)      FORECAST
------    --------   --------                                                            --------------      --------
                                        REVENUES
                           $0           1    Gross Sales
--------  ---------  ----------                                                          --------------    -----------
                           $0           2    less: Sales Returns & Allowances
--------  ---------  ----------                                                          --------------    -----------
  $0           $0          $0           3    Net Sales                                           $0              $0
--------  ---------  ----------                                                          --------------    -----------
  $0                       $0           4    less: Cost of Goods Sold (Schedule 'B')
--------  ---------  ----------                                                          --------------    -----------
  $0           $0          $0           5    Gross Profit                                        $0              $0
--------  ---------  ----------                                                          --------------    -----------
                           $0           6    Interest
--------  ---------  ----------                                                          --------------    -----------
                                        7    Other Income:
                           $0           8
--------  ---------  ----------              ---------------------------------------     --------------    -----------
                           $0           9
--------  ---------  ----------              ---------------------------------------     --------------    -----------

  $0           $0          $0           10       TOTAL REVENUES                                  $0              $0
--------  ---------  ----------                                                          --------------    -----------


                                        EXPENSES
                           $0           11   Compensation to Owner(s)/Officer(s)
--------  ---------  ----------                                                          --------------    -----------
                           $0           12   Salaries/Commissions
--------  ---------  ----------                                                          --------------    -----------
                           $0           13   Management Fees
--------  ---------  ----------                                                          --------------    -----------
                           $0           14   Depreciation
--------  ---------  ----------                                                          --------------    -----------
                           $0           15   Taxes:
--------  ---------  ----------                                                          --------------    -----------
                           $0           16      Employer Payroll Taxes
--------  ---------  ----------                                                          --------------    -----------
                           $0           17      Real Property Taxes
--------  ---------  ----------                                                          --------------    -----------
                           $0           18      Other Taxes
--------  ---------  ----------                                                          --------------    -----------
                           $0           19   Other Selling
--------  ---------  ----------                                                          --------------    -----------
                           $0           20   Other Administrative
--------  ---------  ----------                                                          --------------    -----------
                           $0           21   Interest
--------  ---------  ----------                                                          --------------    -----------
                                        22   Other Expenses:
--------  ---------  ----------                                                          --------------    -----------
   $786                 ($786)          23   Storage Rental                                    $786
--------  ---------  ----------              ----------------------------------------    --------------    -----------
 $1,510               ($1,510)          24   Accounting                                      $1,510
--------  ---------  ----------              ----------------------------------------    --------------    -----------
                           $0           25
--------  ---------  ----------              ----------------------------------------    --------------    -----------
                           $0           26
--------  ---------  ----------              ----------------------------------------    --------------    -----------
                           $0           27
--------  ---------  ----------              ----------------------------------------    --------------    -----------
                           $0           28
--------  ---------  ----------              ----------------------------------------    --------------    -----------
                           $0           29
--------  ---------  ----------              ----------------------------------------    --------------    -----------
                           $0           30
--------  ---------  ----------              ----------------------------------------    --------------    -----------

 $2,296         $0    ($2,296)          31      TOTAL EXPENSES                               $2,296              $0
--------  ---------  ----------                                                          --------------    -----------

($2,296)        $0    ($2,296)          32   SUBTOTAL                                       ($2,296)             $0
--------  ---------  ----------                                                          --------------    -----------

                                        REORGANIZATION ITEMS
$23,915              ($23,915)          33   Professional Fees                              $23,915
--------  ---------  ----------                                                          --------------    -----------
                           $0           34   Provisions for Rejected Executory Contracts
--------  ---------  ----------                                                          --------------    -----------
                                             Interest Earned on Accumulated Cash
                           $0           35     Resulting from Chp 11 Case
--------  ---------  ----------                                                          --------------    -----------
                           $0           36   Gain or (Loss) from Sale of Equipment
--------  ---------  ----------                                                          --------------    -----------
                           $0           37
--------  ---------  ----------              ----------------------------------------    --------------    -----------
                           $0           38
--------  ---------  ----------              ----------------------------------------    --------------    -----------

 $23,915       $0    ($23,915)          39       TOTAL REORGANIZATION ITEMS                 $23,915              $0
--------  ---------  ----------                                                          --------------    -----------

($26,211)      $0    ($26,211)          40   NET PROFIT (LOSS) BEFORE FEDERAL &
                                                STATE TAXES                                ($26,211)             $0
--------  ---------  ----------                                                          --------------    -----------
                           $0           41     Federal & State Income Taxes
--------  ---------  ----------                                                          --------------    -----------

($26,211)      $0    ($26,211)          42   NET PROFIT (LOSS)                             ($26,211)             $0
--------  ---------  ----------                                                          --------------    -----------
--------  ---------  ----------                                                          --------------    -----------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                              SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                                       (GENERAL BUSINESS CASE)

                               FOR THE MONTH ENDED         October
                                                     ------------------


CASH BALANCE BEGINNING OF MONTH                                                        $16,481
                                                                                ---------------
CASH RECEIPTS  (1)                                                                      $1,859
                                                                                ---------------
CASH DISBURSEMENTS  (1)                                                                 $2,296
                                                                                ---------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                       ($437)
                                                                                ---------------
CASH BALANCE END OF MONTH                                                              $16,044
                                                                                ---------------
                                                                                ---------------


RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                                                         ACCOUNT 1           ACCOUNT 2           ACCOUNT 3
                                                         ---------           ---------           ---------
BANK                                                  Wells Fargo        Bank of America       Citibank
                                                      ----------------   -------------------   --------------
ACCOUNT TYPE                                          General            General               General
                                                      ----------------   -------------------   --------------
ACCOUNT NO.                                           0114-458243        18153-00477           45340826
                                                      ----------------   -------------------   --------------
ACCOUNT PURPOSE                                       Operations         None                  None
                                                      ----------------   -------------------   --------------

BALANCE, END OF MONTH                                     $12,578              $1,321            $2,582
                                                      ----------------   -------------------   --------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                      $16,481
                                                      ----------------
                                                      ----------------

(1)  Excluding bank transfers between your accounts.